   As filed with the Securities and Exchange Commission on January 29, 2001

                                                               File No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          ---------------------------
                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          ---------------------------

                                 GENUITY INC.
            (Exact name of registrant as specified in its charter)
                          ---------------------------

          DELAWARE                                     74-2864824
  (State or Other Jurisdiction                     (I.R.S. Employer
of Incorporation or Organization)                 Identification No.)

                          ---------------------------
                             3 Van de Graaff Drive
                        Burlington, Massachusetts 01803
                                (781) 262-4000

                   (Address of Principal Executive Offices)
                          ---------------------------

                      2000 LONG-TERM STOCK INCENTIVE PLAN
                     OUTSIDE DIRECTORS' COMPENSATION PLAN
                             GENUITY SAVINGS PLAN

                           (Full Title of the Plans)
                          ---------------------------

                                PAUL R. GUDONIS
                     Chairman and Chief Executive Officer
                             3 Van de Graaff Drive
                        Burlington, Massachusetts 01803
                           Telephone: (781) 262-4000
                           Telecopy: (781) 262-3408

(Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE



                              Amount          Proposed Maximum     Proposed Maximum      Amount of
 Title of Securities          To Be          Offering Price Per        Aggregate        Registration
 To Be Registered(1)        Registered              Share          Offering  Price(2)       Fee

Class A common stock,     93, 139,126 shares      $4.315(2)          $781,012,246        $195,254
par value $0.01 per
 share
=====================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan(s) described herein.
(2) The Proposed Maximum Offering Price Per Share has been determined pursuant to Rule 457(h) solely for the purpose of determining the Registration Fee. Of the 87,165,214 shares being registered under the 2000 Long-Term Stock Incentive Plan, 66,399,250 shares are subject to outstanding options on the date hereof and have a weighted average exercise price of $10.36 per share and an aggregate exercise price of $687,939,846. Of the 486,956 shares being registered under the Outside Directors Compensation Plan, 330,000 shares are subject to outstanding options on the date hereof and have a weighted average exercise price of $8.45 per share and an aggregate exercise price of $2,790,000. There are 20,765,964 shares remaining available for grant under the 2000 Long-Term Stock Incentive Plan and 156,956 shares remaining available for grant under the Outside Directors' Compensation Plan at option exercise prices still to be determined. There are 5,000,000 shares available for issuance under the Genuity Savings Plan. The Proposed Maximum Offering Price Per Share and Proposed Maximum Aggregate Offering Price for these shares have been determined on the basis of the average of the high and low prices of the Class A Common Stock reported on the Nasdaq National Market on January 22, 2001 to be $4.500 and $4.125, respectively.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

In accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Instructional Note to Part I of Form S-8, the information required by Part I to be contained in the Section 10(a) prospectus has been omitted from this Registration Statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.
        ---------------------------------------

Genuity Inc. (the "Registrant" or the "Company") hereby incorporates the following documents herein by reference:

        (a) Prospectus filed with the Securities and Exchange Commission (the "Commission") on June 28, 2000 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, in connection with the Initial Public Offering of the Class A Common Stock of the registrant pursuant to a Registration Statement on Form S-1 (File No. 333-34342).

        (b) The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 (File No. 000-30837) and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 (File No. 000-30837).

        (c) The Current Reports on Form 8-K as filed with the Commission on September 7, 2000, November 3, 2000 and December 5, 2000 (File Nos. 000-30837).

        (d) The Description of the Class A Common Stock of the Registrant contained in its Registration Statement on Form 8-A (File No. 000-30837).

       All documents subsequently filed by the Registrant pursuant to Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference from the date of filing of such documents.

Item 4. Description of Securities.
        -------------------------

        Not applicable.

Item 5. Interests of Named Experts and Counsel.
        --------------------------------------

        Not applicable.

Item 6. Indemnification of Directors and Officers.
        -----------------------------------------

        The Amended and Restated Certificate of Incorporation of the Registrant provides that our directors will not be liable to it or its stockholders for monetary damages for any breach of fiduciary duty, except to the extent otherwise required by the Delaware General Corporation Law. This provision will not prevent the stockholders of the Registrant from obtaining injunctive or other relief against the directors of the Registrant nor does it shield the directors of the Registrant from liability under federal or state securities laws.

        The Amended and Restated Certificate of Incorporation of the Registrant also requires the Registrant to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to a very few limited exceptions where indemnification is not permitted by applicable law. The Amended and Restated Certificate of Incorporation of the Registrant also requires it to advance expenses, as incurred, to its directors and executive officers in connection with any legal proceeding to the fullest extent permitted by the Delaware General Corporation Law. These rights are not exclusive.

Item 7. Exemption From Registration Claimed.
        -----------------------------------

        Not applicable.

Item 8. Exhibits.
        --------

        Exhibit

        4.1. Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by Reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, File No. 333-34342).

        4.2 Amended and Restated By-Laws of the Registrant (Incorporated by Reference to Exhibit 3.4 of the Registration Statement on Form S-1, File No. 333-34342).

        4.3  2000 Long-Term Stock Incentive Plan (Incorporated by Reference to
             Exhibit 10.1 to the Registration Statement on Form S-1, as amended, No. 333-34342).

        4.4  Outside Directors' Compensation Plan (Incorporated by Reference to
             Exhibit 10.2 to the Registration Statement on Form S-1, as amended, No. 333-34342). 4.5 Genuity Savings Plan

        5.1  Opinion of Ropes & Gray.

        23.1.Consent of Arthur Andersen LLP.

        23.2.Consent of Ropes & Gray (See Exhibit 5).

        24.  Power of Attorney (Included on Signature Page).

The Registrant intends to submit the Genuity Savings Plan (the "Plan") and any amendment thereto to the Internal Revenue Service in a timely manner and intends to make all changes required by the Internal Revenue Service in order to qualify the Plan under Section 401 of the Internal Revenue Code.

Item 9. Undertakings.
        ------------

        (a)  The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
             (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;
             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement; provided, however, that paragraphs
             (a)(1)(i) and (a)(1)(ii) above shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report of the Registrant pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
             1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Burlington, Massachusetts on this the 26th day of January, 2001.


                                    GENUITY INC.


                                    By:   /s/ Paul R. Gudonis
                                          -------------------
                                    Name: Paul R. Gudonis
                                    Title: Chairman and Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Paul R. Gudonis and Daniel L. O'Brien, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     Signatures                 Title                      Date
     ----------                 -----                      ----


/s/ Paul R. Gudonis             Chief Executive Officer    January 26, 2001
------------------------        and Director (Principal
Paul R. Gudonis                 Executive Officer)


/s/ Paul J. Collins             Director                   January 28, 2001
------------------------
Paul J. Collins


/s/ Jeffrey M. Cunningham       Director                   January 29, 2001
-------------------------
Jeffrey M. Cunningham


/s/ John H. Dasburg             Director                   January 25, 2001
-------------------------
John H. Dasburg


                                Director                   January  , 2001
-------------------------
Philippe P. Dauman


/s/ Duncan M. Davidson          Director                   January 26, 2001
-------------------------
Duncan M. Davidson

/s/ Gordon Eubanks              Director                   January 25, 2001
-------------------------
Gordon Eubanks


/s/ John W. Gerdelman           Director                   January 27, 2001
-------------------------
John W. Gerdelman



                                Director                   January  , 2001
-------------------------
John R. Harris


                                Director                   January  , 2001
-------------------------
Jeffrey M. Cunningham


/s/ Edward D. Horowitz          Director                   January 25, 2001
-------------------------
Edward D. Horowitz


/s/ Debra L. Lee                Director                   January 26, 2001
-------------------------
Debra L. Lee


                                Director                   January  , 2001
-------------------------
Michael T. Masin


/s/ Benson P. Shapiro           Director                   January 26, 2001
-------------------------
Benson P. Shapiro


/s/ Daniel P. O'Brien           Chief Financial Officer    January 26, 2001
--------------------------      (Principal Financial
Daniel P. O'Brien               Officer and Principal
                                Accounting Officer)


     Pursuant to the requirements of the Securities Act of 1933, as amended, the plan administrator of the Genuity Savings Plan has duly caused this Registration Statement to be signed on its behalf, thereunto duly authorized in the City of Burlington, The Commonwealth of Massachusetts on this 29th day of January 2001.

                                   GENUITY SAVINGS PLAN


                                   By: /s/ Robert Toohey
                                      ---------------------------
                                      Name: Robert Toohey
                                      Title:  Plan Administrator

EXHIBIT INDEX

   Number  Title of Exhibit
   ------  ----------------

     4.1. Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by Reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, File No. 333-34342).

     4.3 Amended and Restated By-Laws of the Registrant (Incorporated by Reference to Exhibit 3.4 of the Registration Statement on Form S-1, File No. 333-34342).

     4.4   2000 Long-Term Stock Incentive Plan (Incorporated by Reference as
           Exhibit 10.1 to the Registration Statement on Form S-1, as amended, No. 333-34342).

     4.4   Outside Directors' Compensation Plan (Incorporated by Reference as
           Exhibit 10.2 to the Registration Statement on Form S-1, as amended, No. 333-34342).

     4.5   Genuity Savings Plan

     5.1   Opinion of Ropes & Gray.

     23.1. Consent of Arthur Andersen LLP.

     23.2. Consent of Ropes & Gray (See Exhibit 5).

     24.   Power of Attorney (Included on Signature Page).